GOING CONCERN AND MANAGEMENTS LIQUIDITY PLANS	12 Months Ended
Dec. 31, 2024
GOING CONCERN AND MANAGEMENTS LIQUIDITY PLANS
GOING CONCERN AND MANAGEMENT'S LIQUIDITY PLANS

NOTE 3 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of December 31, 2024, the Company had cash of $479 and working capital of $79,486. The Company’s liquidity needs up to December 31, 2024 have been satisfied through purchases of common stock by the Company’s founder and the purchases of Series A Convertible Preferred Stock (“Series A Preferred Stock”) from a related party.

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2024, the Company had no income from continuing operations. Based on the Company’s cash balance as of December 31, 2024, and projected cash needs for the next twelve months, management estimates that it will need to raise additional capital to cover operating and capital requirements. Management expects that any additional funds needed will be raised through the sale of Series A Preferred Stock to a related party. There can be no assurance that all required future financing will be successfully completed on a timely basis by the related party, or, if with other parties, on terms acceptable to the Company. Based on these circumstances, management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Accordingly, the accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplates continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.